Exhibit 99.1

Independent Accountants’ Agreed-Upon Procedures Report

Bankers Healthcare Group, LLC (the “Company”)

Capital One Securities, Inc. (the “Structuring Agent”)

Truist Securities, Inc.

Goldman Sachs & Co. LLC

(collectively, the “Specified Parties”)

Re: BHG Securitization Trust 2026-3CON – Data File Procedures

We have performed the procedures described below on the specified attributes in an electronic data file entitled “BHG2026-3CON Statistical Tape 09242026.xlsx” (the “Data File”) provided by the Company on September 28, 2026, containing information on 4,000 unsecured consumer loans (the “Loans”) as of September 24, 2026 (the “Cutoff Date”), which we were informed are intended to be included as collateral in the offering by BHG Securitization Trust 2026-3CON. The Company is responsible for the specified attributes identified by the Company in the Data File.

The Specified Parties have agreed to and acknowledged that the procedures performed are appropriate to meet the intended purpose of assisting the Specified Parties in evaluating the accuracy of the specified attributes in the Data File. This report may not be suitable for any other purpose. No other parties have agreed to or acknowledged the appropriateness of these procedures for the intended purpose or any other purpose.

The procedures performed may not address all the items of interest to a user of this report and may not meet the needs of all users of this report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes. We make no representation regarding the appropriateness of the procedures either for the intended purpose or for any other purpose.

Unless otherwise stated, the following definitions have been adopted in presenting our procedures and findings:

•

The term “compared” means compared to the information shown and found it to be in agreement, unless otherwise stated. Such compared information was deemed to be in agreement if differences were within the reporting threshold.

•	The term “reporting threshold” means that dollar amounts and percentages were within $1.00 and 0.1%, respectively.

•

The term “Loan Agreement” means the following information provided by the Company: Financing Agreement, Loan Summary, Cash Flow Calculation, Application for Credit, Credit Report, and/or Verification of Funding.

•	The term “Loan Documents” means the following information sources provided by the Company:

•	Loan Agreement

•	Promissory Note

The Loan Documents were represented by the Company to be copies of the original Loan Documents, and/or electronic records contained within the Company’s servicing system. We make no representation regarding the validity or accuracy of these documents, the execution of the Loan Documents by the borrower, or the electronic records contained within the Company’s servicing system.

•

The term “Company’s Asset System File” means an electronic data file entitled “BHG 2026-3CON Asset System File 09282026.xlsx” provided by the Company on September 28, 2026, containing: LoanType, RiskGrade, DTI, Income, FICO, APR, yearsinindustry, Industry, Specialty, AcquisitionChannel, PastDueDays, Balance, RepeatBorrower, DeferralEndDate, FundDate, and TermRemaining for the Selected Loans (defined below) from the Company’s asset system of record.

•	The term “Provided Information” means the Loan Documents and Company’s Asset System File.

The procedures we were instructed by the Company to perform are as follows:

A.

We randomly selected a sample of 150 loans from the Data File (the “Selected Loans”) using a random sampling tool. For purposes of this procedure, the Company did not inform us of the basis they used to determine the number of loans we were instructed to randomly select from the Data File.

B.

For each Selected Loan, we compared the specified attributes in the Data File listed below to the corresponding information included in the Provided Information listed in the table below. The Company indicated that the absence of any of the information in the Provided Information or the inability to agree the indicated information from the Data File to the Provided Information for each of the attributes identified constituted an exception. The Provided Information is listed in the order of priority, with the highest priority source listed first.

Attribute	Provided Information
ApplicationNum	Loan Agreement, Promissory Note

LoanType	Loan Agreement, Promissory Note, Company’s Asset System File

TotalFinanceAmount	Loan Agreement, Promissory Note

Term	Loan Agreement, Promissory Note

Rate	Loan Agreement, Promissory Note

Payment	Loan Agreement, Promissory Note

FirstPaymentDate	Loan Agreement, Promissory Note

RiskGrade	Company’s Asset System File

DTI	Loan Agreement, Promissory Note, Company’s Asset System File

guarantorstatecode	Loan Agreement, Promissory Note

Income	Loan Agreement, Promissory Note, Company’s Asset System File

FICO	Loan Agreement, Promissory Note, Company’s Asset System File

APR	Loan Agreement, Promissory Note, Company’s Asset System File

yearsinindustry	Company’s Asset System File

Industry	Company’s Asset System File

Specialty	Company’s Asset System File

AcquisitionChannel	Company’s Asset System File

PastDueDays	Company’s Asset System File

Balance	Company’s Asset System File

RepeatBorrower	Company’s Asset System File

DeferralEndDate	Company’s Asset System File

FundDate	Company’s Asset System File

TermRemaining	Company’s Asset System File

We found such information to be in agreement without exception.

We were engaged by the Company to perform this agreed-upon procedures engagement. We conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants, which involves us performing the specific procedures agreed to and acknowledged above and reporting on findings based on performing those procedures. We were not engaged to, and did not, conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the specified attributes in the Data File. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported.

We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements related to our agreed-upon procedures engagement.

The procedures performed were applied based on the information included in the Data File and Provided Information, without verification or evaluation of such information by us; therefore, we express no opinion or any other form of assurance regarding (i) the reasonableness of the information provided to us by the Company, (ii) the physical existence of the Loans, (iii) the reliability or accuracy of the Provided Information which was used in our procedures, or (iv) matters of legal interpretation.

The procedures performed were not intended to address, nor did they address: (i) the conformity of the origination of the Loans to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such Loans being securitized, (iii) the compliance of the originator of the Loans with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the Loans that would be material to the likelihood that the issuer of the notes will pay interest and principal in accordance with applicable terms and conditions. The procedures performed were not intended to satisfy any criteria for due diligence published by the nationally recognized statistical rating organizations (“NRSROs”).

The terms of our engagement are such that we have no responsibility to update this report because of events and circumstances that may subsequently occur.

This report is intended solely for the information and use of the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors or the NRSROs, who are not identified in the report as the Specified Parties but may have access to this report as required by law or regulation.

/s/ KPMG LLP

Los Angeles, California

October 16, 2026

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